BlackRock FundsSM

BlackRock Advantage ESG Emerging Markets Equity Fund

(the “Fund”)

Supplement dated September 2, 2020 to the Statement of Additional Information of the Fund, dated August 17, 2020

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section entitled “I: Investment Objectives and Policies” is amended to reflect that the Fund may invest in debt securities, as follows:

Advantage ESG Emerging Markets Equity
Debt Securities	X

Shareholders should retain this Supplement for future reference.

SAI-ADVESG-0920SUP